                                                                   EXHIBIT 10.21


                     SECOND AMENDMENT AND LIMITED WAIVER TO
                          CREDIT AND GUARANTY AGREEMENT

         This SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AND GUARANTY AGREEMENT, dated as of March 31, 2003 (this "SECOND AMENDMENT") is entered into by and among MARINER HEALTH CARE, INC. (f/k/a MARINER POST-ACUTE NETWORK, INC.), a Delaware corporation ("COMPANY"), and the parties signatory hereto.

         WHEREAS, Company has entered into that certain Credit and Guaranty Agreement, dated as of May 13, 2002, as amended from time to time, including, without limitation, by the First Amendment (the "FIRST AMENDMENT") to the Credit and Guaranty Agreement, dated as of August 9, 2002 (the "CREDIT AGREEMENT"), by and among Company, CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER"), and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), UBS WARBURG LLC ("UBSW"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER", and together with GSCP, the "JOINT LEAD ARRANGERS"), UBS AG, STAMFORD BRANCH ("UBS") as Administrative Agent and as Swing Line Lender (together with its permitted successors in such capacities, "ADMINISTRATIVE AGENT" or "SWING LINE LENDER", respectively), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), as Collateral Monitoring Agent (together with its permitted successors in such capacity, "COLLATERAL MONITORING AGENT"), and as Documentation Agent (in such capacity, "DOCUMENTATION AGENT"), and for the limited purposes of Sections 9.1, 9.6(b) and 10.3 thereof, RESIDENTIAL FUNDING CORPORATION dba GMAC-RFC HEALTH CAPITAL ("GMAC"), as Joint Collateral Agent (together with its permitted successors in such capacity, "JOINT COLLATERAL AGENT");

         WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Credit Parties have requested certain amendments to the Credit Agreement, and the Agents and Requisite Lenders signatory hereto are willing to agree to such amendments, on the terms and conditions hereinafter set forth;

         WHEREAS, the Credit Parties have requested certain limited waivers to the Credit Agreement, and the Agents and Requisite Lenders signatory hereto are willing to agree to such limited waivers, on the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, the Guarantors, the Requisite Lenders and Agents party hereto agree as follows:

SECTION 1. AMENDMENTS

         1.1 AMENDMENTS TO SECTION 1.1: DEFINITIONS. Section 1.1 is hereby amended as follows:

         (a) The definition of "APPLICABLE REVOLVING COMMITMENT FEE PERCENTAGE" is hereby amended by inserting the following sentence immediately below the chart:

             Notwithstanding anything to the contrary in this Agreement, from April 1, 2003 until March 31, 2005, the Applicable Revolving Commitment Fee Percentage shall be as indicated above plus 0.25%.

         (b) The definition of "BORROWING BASE" is hereby amended by deleting the first sentence and substituting in its place the following:

                  "BORROWING BASE" means, at any date of determination, an amount equal to (a) the sum of (i) eighty percent (80%) of the net amount of ISG Eligible Receivables, plus (ii) twenty-five percent (25%) of SHG Eligible Receivables, plus (iii) the product of (x) fifty percent (50%) and (y) the difference of (1) the Net Value of Eligible Real Estate and (2) ISG Eligible Receivables, minus (b) the Liquidity Reserve.

         (c) The definition of "CONSOLIDATED ADJUSTED EBITDA" is hereby deleted in its entirety and the following new definition thereof substituted in its place:

                  "CONSOLIDATED ADJUSTED EBITDA" means, for any period, an amount determined for Company and the Guarantor Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense, (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense,
         (f) (for any period ending on or prior to December 31, 2002 only) to the extent deducted in determining Consolidated Net Income, any non-recurring charge or restructuring charge in connection with the implementation of the Plan of Reorganization, (g) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period) and (h) the amount, if any, by which the current insurance accounting accruals for general liability and professional liability claims for each of the trailing four Fiscal Quarter calculation periods ending in Fiscal Year 2003 and Fiscal Year 2004 exceeds actual cash paid in respect of general liability and professional liability claims during the same period minus (ii) other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period), all as may be adjusted pursuant to the terms of Schedule 1.1(iv); provided, however, that the amount added-back to Consolidated Adjusted EBITDA pursuant to clause (h) above shall not exceed $30,000,000 for each of the trailing four Fiscal Quarter calculation periods ending in Fiscal Year 2003 and $15,000,000 for each of the trailing four Fiscal Quarter calculation periods ending in Fiscal Year 2004.

         (d) The definition of the term "CONSOLIDATED EXCESS CASH FLOW" is hereby deleted in its entirety and the following new definition thereof substituted in its place:

                  "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA (after subtracting therefrom, without duplication, any amounts deducted under item (f) of such definition), plus (b) the Consolidated Working Capital Adjustment and minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding (i) repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of (y) any related financings with respect to such expenditures and (z) any sales of assets used to finance such expenditures), (c) Consolidated Cash Interest Expense, (d) provisions for taxes based on income of Company and the Guarantor Subsidiaries and payable (or paid) in cash in such period and (e) the aggregate Cash purchase price of all Permitted Acquisitions consummated during such period and not included in clause
         (b) of this clause (ii). Notwithstanding anything to the contrary set forth herein, for purposes of the Company's

         2002 Fiscal Year and Consolidated Excess Cash Flow shall be determined solely for the period from and including June 1, 2002 to December 31, 2002.

         (e) The definition of the term "CONSOLIDATED NET INCOME" is hereby amended by adding the following sentence at the end thereof:

         "Notwithstanding anything to the contrary contained herein, upon the shutdown of operations at Dixon Healthcare Center and Parkway Healthcare Center (both of which are Sellco Assets), net income (or loss) up to $1,000,000 from those facilities will be excluded from Consolidated Net Income for periods ending on or prior to December 31, 2003."

         (f) The definition of the term "GUARANTOR" is hereby amended by adding the following additional sentence at the end thereof: "The term Guarantor shall also include each other Domestic Subsidiary from time to time made a Guarantor Subsidiary pursuant to Section 5.10 hereof."

         (g) The following definition of "LIQUIDITY RESERVE" is inserted in the proper alphabetical order:

                  "LIQUIDITY RESERVE" means $35,000,000.

         (h) The definition of the term "NET VALUE OF ELIGIBLE REAL ESTATE" is hereby deleted in its entirety and the following new definition is inserted in its place:

                  "NET VALUE OF ELIGIBLE REAL ESTATE" shall mean the aggregate net value of all Real Estate Assets, excluding Real Estate Assets which are not currently utilized for ongoing operations or are subject to a Mortgage Loan or a permitted sub-lease to a third party or are SHG Health Care Facilities, based (i) upon an enterprise valuation with respect to Real Estate Assets that are ISG Health Care Facilities owned and operated by a Credit Party and with respect to Real Estate Assets that are ISG Health Care Facilities leased to and operated by a Credit Party, to be determined by the Collateral Monitoring Agent from time to time based upon Facility net operating income and such other factors as the Collateral Monitoring Agent may deem appropriate in its reasonable credit judgment, as such amounts per bed may be (A) increased from time to time by the Collateral Monitoring Agent in its sole discretion or (B) decreased from time to time by the Collateral Monitoring Agent, as the Collateral Monitoring Agent may in its reasonable discretion deem appropriate based upon changes in market conditions, changes in Facility net operating income and any other changes in circumstances that the Collateral Monitoring Agent deems appropriate in its reasonable credit judgment and (ii) in case of Real Estate Assets other than Health Care Facilities, the value of such Real Estate Assets as set forth in appraisal report in form and substance reasonably satisfactory to the Collateral Monitoring Agent or if no such report is obtained, a value to be determined by the Collateral Monitoring Agent in its sole discretion. Notwithstanding anything herein to the contrary, for purposes of determining the Net Value of Eligible Real Estate, as used herein, Real Estate Assets shall not include any interest of any Credit Party in any owned real property to the extent that the Joint Collateral Agent has not been granted a first priority perfected Mortgage on such real property, with such amendments and modifications as may be reasonably agreed by the Administrative Agent. Collateral Monitoring Agent shall endeavor to furnish Company with reasonable notice of any decrease in the enterprise valuation pursuant to clause (i)(B) above; provided, however, that the failure to furnish such notice shall not inhibit the effectiveness of any such decrease or give rise to any liability on the part of the Collateral Monitoring Agent. As of the Second Amendment Effective Date, the Net Value of Eligible Real Estate is $559,751,337, subject to adjustment from time to time by the Collateral Monitoring Agent as provided for above in this definition.

         (i) The following definition of "SECOND AMENDMENT" is inserted in the proper alphabetical order:

                  "SECOND AMENDMENT" means that certain Second Amendment and Limited Waiver to Credit and Guaranty Agreement dated as of March 31, 2003 by and among the Company, the Guarantors signatory thereto and the Agents and Lenders signatory thereto.

         The following definition of "SECOND AMENDMENT EFFECTIVE DATE" is inserted in the proper alphabetical order:

                  "SECOND AMENDMENT EFFECTIVE DATE" means the date on or prior to 5:00 p.m. Eastern time on April 14, 2003 upon which all the conditions precedent set forth in Section 2 of the Second Amendment are satisfied or waived in writing by Requisite Lenders.

         (j) The following definition of "SHARED SERVICES" is inserted in the proper alphabetical order:

                  "SHARED SERVICES" means the Company's shared services project which encompasses its Process Change and Performance Enhancement Initiatives as reviewed by the Company's Board of Directors and more fully described in the Company's Form 10K for the period ended December 31, 2002.

         1.2 AMENDMENTS TO SECTION 2.8: INTEREST ON LOANS. Section 2.8(a) is hereby amended by adding a new clause at the conclusion thereof:

         (v) Notwithstanding anything to the contrary set forth in this Agreement, from April 1, 2003 until March 31, 2005, Revolving Loans, Swing Line Loans and Terms Loans shall bear interest as set forth in clauses (i), (ii), (iii) and (iv) above plus 1% per annum.

         1.3 AMENDMENTS TO SECTION 5.1: FINANCIAL STATEMENTS AND OTHER REPORTS.
Section 5.1 is hereby amended as follows:

         (a) Section 5.1(d), Compliance Certificate, is hereby amended by adding the following parenthetical immediately following the words "Section 5.1(b)":

                  (other than with respect to any Fiscal Quarter ending December
         31)

         (b) Section 5.1(i), Financial Plan, is hereby amended by (i) deleting the phrase "as soon as practicable and in any event no later than the beginning of each Fiscal Year" at the beginning thereof, and by substituting the following phrase in its place: "as soon as practicable and in any event no later than the end of February during each Fiscal Year" and
     (ii) immediately after the phrase "together, in each case, with an explanation of the assumptions on which such forecasts are based" inserting the following phrase "and detailed line items".

         1.4 AMENDMENTS TO SECTION 5.4: MAINTENANCE OF PROPERTIES. Section 5.4, is hereby amended by substituting the following new Section 5.4 in its place:

                  5.4 MAINTENANCE OF PROPERTIES. Each Credit Party will, and will cause each of its Subsidiaries (other than the PHCMI Debtors) to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (other than the PHCMI Debtors which are not Guarantors) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

         1.5 AMENDMENTS TO SECTION 5.5: INSURANCE. Section 5.5(a) is hereby amended by inserting the following at the end of the third sentence thereof:

         provided, however, that clauses (i) and (ii) of this sentence shall not be applicable to any policy of insurance which is solely related to any property of one or more PHCMI Debtors which are not Guarantors that does not constitute Collateral hereunder.

         1.6 AMENDMENTS TO SECTION 5.6: INSPECTIONS. Section 5.6 is hereby amended substituting the following new Section 5.6 in its place:

                  5.6 INSPECTIONS. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender or any Agent to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested, provided that all visits to and inspections shall be conducted in a manner calculated to minimize any disruption to the Credit Parties' operations and consistent with the confidentiality provision set forth in Section 10.17, and provided, further, that (i) so long as no Event of Default has occurred and is then continuing, the Credit Parties shall not be required to reimburse the costs or expenses incurred by such representatives of any Lender or any Agent in conducting in each case more than four such visits or inspections (which may include up to ten (10) Health Care Facilities and any other facility reasonably requested by the Collateral Monitoring Agent having Medicaid/Medicare survey issues) in any Fiscal Year and (ii) upon the occurrence and during the continuation of an Event of Default, the Collateral Monitoring Agent shall be permitted to conduct any and all visits, inspections and collateral audits as it deems appropriate in its reasonable discretion, and Credit Parties shall be required to reimburse the Collateral Monitoring Agent for the reasonable and documented costs and expenses incurred by it and its representative in conducting all such visits and inspections. Without limiting the foregoing, the Company shall, at Company's expense, permit representatives and agents of Collateral Monitoring Agent on a quarterly basis, to examine and make abstracts or copies from the Credit Parties' books and records, and conduct collateral audits and analysis of its Receivables, Facilities and Real Estate Assets at such reasonable times and as often as may reasonably be desired.

         1.7 AMENDMENTS TO SECTION 5.10: SUBSIDIARIES. Section 5.10(a) is hereby deleted in its entirety and the following is inserted in its place:

                  (a) In the event after the Closing Date that any Person becomes a wholly owned Domestic Subsidiary of Company (other than an Approved Captive Insurance Subsidiary but expressly including each of the PHCMI Debtors upon prepayment or repayment in full of the Omega Loan and Pendleton Nursing & Rehabilitation Center, Inc. upon prepayment or repayment in full of its mortgage loan, or settlement in full of such mortgage holder's claims in the Cases), Company shall (a) promptly cause such Domestic Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Monitoring Agent a Counterpart Agreement, and (b) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(g), 3.1(l), 3.1(m), 3.1(n), and 3.1(q). In
         the event that any Person becomes a Foreign Subsidiary of Company (other than an Approved Captive Insurance Subsidiary), and the ownership interests of such Foreign Subsidiary are owned by Company or by any wholly owned Domestic Subsidiary thereof, Company shall, or shall cause such Domestic Subsidiary to, deliver, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(g), and Company shall take, or shall cause such

         Domestic Subsidiary to take, all of the actions referred to in Section 3.1(m)(i) necessary to grant and to perfect a First Priority Lien in favor of Joint Collateral Agent, for the benefit of Secured Parties, under the Pledge and Security Agreement in such ownership interests, provided that in no event shall such Domestic Subsidiary be required to pledge ownership interests exceeding sixty-five percent (65%) of its total ownership interests in such Foreign Subsidiary. With respect to each such Subsidiary, Company shall promptly send to Administrative Agent and Collateral Monitoring Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Company, and (ii) all of the data required to be set forth in Schedules 4.1 and 4.2 with respect to all Subsidiaries of Company; provided, such written notice shall be deemed to supplement
         Schedule 4.1 and 4.2 for all purposes hereof. In addition, upon each such event, Company shall provide to Administrative Agent and Collateral Monitoring Agent a Schedule 1.1(i)(a) setting forth a complete list of Guarantor Subsidiaries, whereupon Schedule 1.1(i) shall be deemed to be amended accordingly.

         1.8 AMENDMENTS TO SECTION 5.12: INTEREST RATE PROTECTION. Section 5.12 is hereby amended by deleting it in its entirety by substituting the following new Section 5.12 in its place:

                  5.12 INTEREST RATE PROTECTION. Upon the earlier of (i) the tenth Business Day following the receipt by Company of notice from the Administrative Agent that three month Eurodollar Rate equals or exceeds 3% per annum or (ii) October 15, 2003, Company shall enter into and cause to be maintained in effect one or more Interest Rate Agreements having terms, conditions and tenures, and being otherwise in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent, to the extent necessary so that, until the Term Loan Maturity Date, interest on Indebtedness in a principal amount equal to at least 50.0 percent of the total outstanding funded Indebtedness of the Company and its consolidated Subsidiaries is effectively fixed or capped at rates which are reasonably acceptable to the Syndication Agent and the Administrative Agent.

         1.9 AMENDMENTS TO SECTION 5.14: CASH MANAGEMENT SYSTEM. Section 5.14 is hereby amended by adding the following new subsection (c):

                  (c) Notwithstanding anything to the contrary in subsection (b) above, on and at all times after the date which is not later than 45 days after the Second Amendment Effective Date (the "CASH DOMINION IMPLEMENTATION DATE"), the Credit Parties shall not have free access to the funds in the Concentration Accounts (excluding the Insurance Concentration Account and the New Disbursement Account hereinafter referred to) and the balances in such accounts shall first be applied toward the payment of the outstanding principal amount of Revolving Loans, and then any other Obligations due and payable which are overdue, if any, in accordance with the provisions hereof, before being released and returned to the Company and made available for use by the Company for other purposes. In order to accomplish the foregoing, each Credit Party hereby authorizes and directs the Joint Collateral Agent on or after the Cash Dominion Implementation Date (and irrespective of whether or not a Default or Event of Default then exists) to deliver to JP Morgan Chase Bank, a Notice of Shifting Control under and as defined in that certain Blocked Account Control Agreement dated May 13, 2002 (the "JP MORGAN CONTROL AGREEMENT") by and among JP Morgan Chase Bank, the Company and Joint Collateral Agent, directing JP Morgan Chase Bank on a daily basis on each Business Day on and at all times after the Cash Dominion Implementation Date to sweep all available funds on deposit in the Account (as defined in the JP Morgan Control Agreement, but excluding in any event the Insurance Concentration Account) to the designated deposit account of the Administrative Agent established at JPMorgan Chase Bank, Houston, Texas, or such other deposit account at such bank as Administrative Agent may from time to time designate upon notice to the Company (the "AGENT COLLECTION ACCOUNT") and not to honor any further instructions of the Company or any Credit Party with respect to the withdrawal or transfer of any funds in the Account (as defined in the JP Morgan Control Agreement).

                  On or prior to the Cash Dominion Implementation Date, the Company shall establish a new deposit account with JPMorgan Chase Bank (the "NEW DISBURSEMENT ACCOUNT"), which deposit account shall at all times on and after the Cash Dominion Implementation Date be subject to an effective control agreement among the Company, JPMorgan Chase Bank and the Joint

         Collateral Agent in form and substance substantially the same as the JP Morgan Control Agreement. So long as the Administrative Agent shall not have delivered a "notice of shifting control" (as defined in the control agreement relating to the New Disbursement Account) to JPMorgan Chase Bank, which the Administrative Agent shall only be entitled to deliver during the existence of an Event of Default, the Credit Parties shall have free access to the funds in the New Disbursement Account. Any funds swept by the Administrative Agent into the Agent Collection Account on any Business Day and that are required to be released back to the Company in accordance with this Section 5.14(c) shall be sent on such Business Day by wire transfer (or, where possible, by intra-bank transfer) by the Administrative Agent to the New Disbursement Account, for same-day credit.

                  Notwithstanding anything to the contrary contained herein, the Company, with the prior written consent of the Administrative Agent and the Collateral Monitoring Agent in each instance, may from time to time
         (i) enter into one or more agreements with the Administrative Agent or any depository bank, or both, in connection with the implementation and administration of the cash dominion arrangements described in this
         Section 5.14(c), (ii) amend, modify or replace any such agreement, or
         (iii) make other changes to the cash dominion arrangements described in this Section for the purpose of facilitating the efficient and timely flow and application of funds as contemplated herein. For illustrative purposes, and without limiting the generality of the immediately preceding sentence, the Company may, at its option (but only with the prior written consent of the Administrative Agent and the Collateral Monitoring Agent), transfer one of its JPMorgan Chase Bank Concentration Accounts to the Administrative Agent, to serve as the Agent's Collection Account, in lieu of the Administrative Agent opening a new account in its name.

         1.10 AMENDMENTS TO SECTION 6.8: FINANCIAL COVENANTS. Section 6.8 is hereby amended as follows:

         (a) Section 6.8(a), Fixed Charge Coverage Ratio, is hereby deleted in its amended by substituting the following new Section 6.8(a) in its place:

                  (a) Fixed Charge Coverage Ratio. Company shall not permit the Fixed Charge Coverage Ratio (i) as of the last day for any Fiscal Quarter, beginning with the Fiscal Quarter ending June 2002, to be less than the correlative ratio indicated below:


                              FIXED CHARGE
          DATE               COVERAGE RATIO
------------------------- ----------------------
     On or prior to
       March 2003               1.50:1.00
       June 2003                1.46:1.00
     September 2003             1.42:1.00
     December 2003              1.37:1.00
       March 2004               1.44:1.00
June 2004 and thereafter        1.50:.00

                  (b) Section 6.8(b), Minimum Consolidated Adjusted EBITDA, is hereby amended by deleting the chart therefrom and by substituting the following chart in its place:



                                 MINIMUM
                                 EBITDA
         DATE                  (MILLIONS)
------------------------- ----------------------

       June 2002                 $110.00
     September 2002              $110.00
     December 2002               $110.00
       March 2003                $112.00
       June 2003                 $90.00


                                 MINIMUM
                                 EBITDA
         DATE                  (MILLIONS)
------------------------- ----------------------

     September 2003              $75.00
     December 2003               $71.00
       March 2004                $74.00
       June 2004                 $78.00
     September 2004              $80.00
     December 2004               $80.00
       March 2005                $130.00
       June 2005                 $130.00
     September 2005              $130.00
     December 2005               $130.00
       March 2006                $135.00
       June 2006                 $135.00
     September 2006              $135.00
     December 2006               $135.00
       March 2007                $135.00
       June 2007                 $135.00
     September 2007              $135.00
     December 2007               $135.00


                                 MINIMUM
                                 EBITDA
         DATE                  (MILLIONS)
------------------------- ----------------------

       March 2008                $135.00
       June 2008                 $135.00
     September 2008              $135.00
     December 2008               $135.00



(c) Section 6.8(c), Leverage Ratio, is hereby amended as follows

         (i) by deleting the chart from Section 6.8(c)(i) in its entirety and by substituting the following chart in its place:


         FISCAL            TOTAL DEBT LEVERAGE
        QUARTER                   RATIO
------------------------- ----------------------
       June 2002                4.10:1.00
     September 2002             4.00:1.00
     December 2002              4.00:1.00
       March 2003               4.05:1.00
       June 2003                5.05:1.00
     September 2003             5.90:1.00
     December 2003              6.25:1.00
       March 2004               6.00:1.00
       June 2004                5.75:1.00
     September 2004             5.60:1.00


         FISCAL            TOTAL DEBT LEVERAGE
        QUARTER                   RATIO
------------------------- ----------------------
     December 2004              5.60:1.00
       March 2005               3.00:1.00
       June 2005                3.00:1.00
     September 2005             3.00:1.00
   December 2005 and            3.00:1.00
       thereafter

         (ii) by deleting the chart from Section 6.8(c)(ii) in its entirety and by substituting the following chart in its place:


         FISCAL           SENIOR DEBT LEVERAGE
        QUARTER                   RATIO
------------------------- ----------------------
       June 2002                2.75:1.00
     September 2002             2.75:1.00
     December 2002              2.75:1.00
       March 2003               2.75:1.00
       June 2003                3.50:1.00
     September 2003             4.00:1.00
     December 2003              4.30:1.00
       March 2004               4.00:1.00
       June 2004                3.85:1.00


         FISCAL           SENIOR DEBT LEVERAGE
        QUARTER                   RATIO
------------------------- ----------------------
     September 2004             3.75:1.00
     December 2004              3.75:1.00
       March 2005               2.00:1.00
       June 2005                2.00:1.00
     September 2005             2.00:1.00
   December 2005 and            2.00:1.00
       thereafter


         (d) Section 6.8(d), Maximum Consolidated Capital Expenditures, is hereby amended by (i) changing the maximum amount of Consolidated Capital Expenditures permitted for Fiscal Year 2003 from "$40.00 million" to "$65.00 million" and (ii) by deleting subsection 6.8(d)(iii) in its entirety, and substituting the following new subsection 6.8(d)(ii) in its place:

                  (ii) To the extent the amount of Consolidated Capital Expenditures permitted by the preceding paragraph (i) for any Fiscal Year (without regard to any carry-over from a prior Fiscal Year pursuant to this paragraph) is in excess of the actual amount of Consolidated Capital Expenditures for such period, the amount of permitted Consolidated Capital Expenditures during the immediately succeeding Fiscal Year only, shall be increased by the lesser of (A) the amount of such excess and (B) the amount equal to 20% of the amount of Consolidated Capital Expenditures permitted by such paragraph (i) without regard to any carry-over from a prior Fiscal Year pursuant to this paragraph) for the period with respect to which such excess exists (provided that, (I) for purposes of determining the portion of any such excess from the Closing Date through December 31, 2002 which may be carried over into Fiscal Year 2003, the amount determined under clause
         (B) of this paragraph shall be based on 20% of the Consolidated Capital Expenditures permitted from the Closing Date through December 31, 2002 were annualized for all of Fiscal Year 2002; and (II) for purposes of determining the portion of any such excess from Fiscal Year 2003 which may be carried over into Fiscal Year 2004, such amount be increased by the lesser of (X) $34 million and (Y) the amount of capital expenditures incurred in connection with the provision of the Shared Services.

         1.11 AMENDMENT TO SECTION 6.9: FUNDAMENTAL CHANGES; DISPOSITION OF ASSETS; ACQUISITIONS.

         (a) Section 6.9 is hereby amended by deleting subsection (c) thereof in its entirety and by substituting the following new subsection (c) in its place:

                  (c) Asset Sales, the proceeds of which (valued at the principal amount thereof in the case of non-Cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-Cash proceeds) (i) when aggregated with the proceeds of all other Asset Sales made within the same Fiscal Year, are less than $50,000,000; provided (i) the consideration received for such assets shall be in an amount equal to the fair market value thereof (determined in good faith by the Board of Directors (or similar governing body) of the Company or the applicable Credit Party, (ii) no less than 75% thereof shall be paid in Cash, (iii) for any single Asset Sale or series of related Asset Sales in an aggregate amount in excess of $10,000,000, the Company shall deliver to the Administrative Agent a Compliance Certificate at least five (5) Business Days prior to the date of sale (or such shorter period as Administrative Agent may agree to from time to time), verifying that immediately after giving pro forma affect to such Asset Sale, the Company will be in compliance with its financial covenant set forth in Section 6.8, and (iv) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a).

         (b) Section 6.9 is hereby amended by deleting subsection (e) thereof in its entirety and by substituting the following new subsection (e) in its place:

                  (e) Permitted Acquisitions, the consideration (including without limitation all Indebtedness assumed in connection with such acquisition) for which constitutes (i) less than $5,000,000 in each of Fiscal Year 2003 and Fiscal Year 2004, (ii) less than $10,000,000 in the aggregate in any other Fiscal Year, and (iii) less than $50,000,000 in the aggregate from the Closing Date to the date of determination; provided that in no event shall any

         Investment in any business or line of business deemed "reasonably related" to the Closing Date business or lines of business of Company pursuant to clause (vi) of the definition of Permitted Acquisitions (as opposed to any business or line of business actually engaged in by the Credit Parties on the Closing Date) exceed $2,500,000 during the term of this Agreement;

         1.12 AMENDMENT TO SECTION 8.1: EVENTS OF DEFAULT.

         (a) Section 8.1 is hereby amended by deleting subsection (d) thereof in its entirety and by substituting the following new subsection (d) it is place:

     (d) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in (i) Section 5.1(t), and such default shall not have been remedied within five days, or (ii)
         Section 2.6, Section 5.2, Section 5.14(b) or Section 6; or

         (b) Section 8.1 is hereby amended by deleting subsection (i) thereof in its entirety and by substituting the following new subsection (i) in its place:

         (i) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving in any individual case or in the aggregate at any time an amount in excess of $5,000,000 (in either case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage, which coverage may provide for a self-insured retention provided such self-insured retention is covered by an adequately funded Approved Captive Insurance Subsidiary or, if none exist, an adequately funded Insurance Concentration Account) shall be entered or filed against Company or any of its Subsidiaries (other than a PHCMI Debtor which is not a Guarantor to the extent such writ or warrant of attachment or similar process is not enforceable against any of the Collateral) or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five days prior to the date of any proposed sale thereunder); or

         1.13 AMENDMENT TO SECTION 10.2: EXPENSES. Section 10.2 is hereby amended by deleting the "and" before clause (f) and inserting the following immediately prior to the "." at the end thereof:

         and (g) the reasonable and documented fees, expenses and disbursements of counsel to Collateral Monitoring Agent in connection with (x) the negotiation, preparation and execution of any consents, amendments, waivers or other modifications of the Credit Documents from time to time, and (y) any work undertaken by counsel to the Collateral Monitoring Agent in connection with the enforcement of any of the rights of the Collateral Monitoring Agent under the Credit Documents after the occurrence and during the continuation of an Event of Default.

         1.14 SUBSTITUTION OF SCHEDULE 4.29. Schedule 4.29, Cash Management System, to the Credit Agreement is hereby amended by deleting it in its entirety and by substituting in its place the correspondingly designated Schedule attached to this Second Amendment.

         1.15 SUBSTITUTION OF EXHIBITS.

         (a) Annex A to Exhibit C, Compliance Certificate, to the Credit Agreement is hereby amended by deleting it in its entirety and by substituting in its place the correspondingly designated Annex attached to this Second Amendment:

         (b) Exhibit N, Borrowing Base Certificate, to the Credit Agreement is hereby amended by deleting it in its entirety and by substituting in its place the correspondingly designated Annex attached to this Second Amendment:

SECTION 2. LIMITED WAIVER

               2.1 Requisite Lenders hereby waive the effect of the Company's non-compliance with the provisions of Section 6.8(d) of the Credit Agreement for Fiscal Year 2002 to the extent that the Consolidated Capital Expenditures for Fiscal Year 2002 exceeded the maximum amount permitted by less than $7,500,000.

SECTION 3. LIMITATION OF AMENDMENTS AND WAIVER

               3.1 Without limiting the generality of the provisions of Section
10.5 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to the waivers of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Second Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by the Company or any Guarantor with respect to (1) Section 10.5 of the Credit Agreement in any other instance or (2) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Second Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS

                  4.1 The effectiveness of the amendments set forth at Section 1 hereof is subject to the satisfaction, or waiver, of the following conditions on the date hereof:

         (a) The Company, the Guarantors, the Requisite Lenders, the Administrative Agent and the Collateral Monitoring Agent shall have indicated their consent by the execution and delivery of the signature pages to the Administrative Agent.

         (b) As of the Second Amendment Effective Date (and after giving effect to this Second Amendment), the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

         (c) As of the Second Amendment Effective Date, after giving effect to this Second Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

         (d) Administrative Agent shall have received, for distribution to all Lenders executing this Amendment on or prior to 5:00 p.m. Eastern time on April 14, 2003, whether or not the Second Amendment Effective Date shall have occurred prior to such date, an amendment fee equal to 0.50% of such Lenders' outstanding Commitments immediately prior to the Second Amendment Effective Date.

         (e) The Company shall have reimbursed or paid to the Collateral Monitoring Agent and its outside counsel, Kilpatrick Stockton LLP, all reasonable and documented costs, fees, and expenses (including, without limitation, legal fees and expenses) incurred by the Collateral Monitoring Agent and its outside counsel in connection with the preparation, review and negotiation of this Second Amendment and the transactions contemplated hereby, and invoiced to the Company.

         (e) The Company shall have paid all fees, costs and expenses owing to the Administrative Agent, the Syndication Agent and its counsel invoiced to the Company on or before the date hereof and reimbursable by the Company under the terms of the Credit Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES

                  5.1 In order to induce the Agents and Requisite Lenders to enter into this Second Amendment, the Company and each Guarantor hereby represents and warrants that after giving effect to this Second Amendment:

         (a) as of the date hereof, after giving effect to this Second Amendment, there exists no Default or Event of Default;

         (b) all representations and warranties contained in the Credit Agreement and the other Credit Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

         (c) the execution, delivery and performance of this Second Amendment have been duly authorized by all necessary action on the part of the Company and each Guarantor. The execution, delivery and performance by the Company and each Guarantor of this Second Amendment and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or the lapse of time or both) a default under any Contractual Obligation of any Credit Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or
         (iv) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation which shall not have been obtained on or before the effective date of this Second Amendment;

         (d) this Second Amendment and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization or moratorium.

SECTION 6. ACKNOWLEDGMENT AND CONSENT

                  6.1 Each of the Company and the Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendments and limited waivers effected pursuant to this Second Amendment. Each of the Company and the Guarantors hereby: (i) confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents, the payment and performance of all Guaranteed Obligations under the Credit Agreement and Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement now or hereafter existing under or in respect of the Credit Agreement, and confirms its grants to the Joint Collateral Agent of a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement (whether at stated maturity, by acceleration or otherwise) and (ii) acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable (subject to the qualifications set forth in Section 4.6 of the Credit Agreement) and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

                  6.2 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments effected pursuant to this Second Amendment, and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future waivers or amendments to the Credit Agreement.

SECTION 7. MISCELLANEOUS

                  7.1 This Second Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

                  7.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  7.3 On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder," "thereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Second Amendment.

                  7.4 Except as specifically waived by this Second Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  7.5 The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

                  7.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  7.8 THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  7.9 This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Second Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.

           [The remainder of this page is intentionally left blank.]

COMPANY:                            MARINER HEALTH CARE, INC.


                                    By: /s/ Boyd P. Gentry
                                       ---------------------------------
                                       Name: Boyd P. Gentry
                                       Title: SVP-Treasurer

GUARANTORS:                    AID & ASSISTANCE, INC.
                               AMERICAN MEDICAL INSURANCE BILLING SERVICES,
                               INC.
                               AMERICAN PHARMACEUTICAL SERVICES, INC.
                               AMERICAN REHABILITY SERVICES, INC.
                               AMERRA PROPERTIES, INC.
                               APS HOLDING COMPANY, INC.
                               APS PHARMACY MANAGEMENT, INC.
                               BEECHWOOD HERITAGE RETIREMENT COMMUNITY,
                               INC.
                               BRIAN CENTER HEALTH & REHABILITATION/TAMPA,
                               INC.
                               BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY,
                               INC.
                               BRIAN CENTER HEALTH & RETIREMENT/BASTIAN,
                               INC.
                               BRIAN CENTER MANAGEMENT CORPORATION
                               BRIAN CENTER NURSING CARE/AUSTELL, INC.
                               BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                               BRIDE BROOK NURSING & REHABILITATION CENTER,
                               INC.
                               COMPASS PHARMACY SERVICES OF MARYLAND, INC.
                               COMPASS PHARMACY SERVICES OF TEXAS, INC.
                               COMPASS PHARMACY SERVICES, INC.
                               CORNERSTONE HEALTH MANAGEMENT COMPANY
                               DEVCON HOLDING COMPANY
                               EH ACQUISITION CORP. III
                               GCI HEALTH CARE CENTERS, INC.
                               GCI REHAB, INC.
                               GCI THERAPIES, INC.
                               GCI-CAL THERAPIES COMPANY
                               GCI-WISCONSIN PROPERTIES, INC.
                               GRANCARE HOME HEALTH SERVICES, INC.
                               GRANCARE OF MICHIGAN, INC.
                               GRANCARE OF NORTH CAROLINA, INC.
                               GRANCARE SOUTH CAROLINA, INC.
                               GRANCARE, LLC
                               HERITAGE OF LOUISIANA, INC.
                               HOSPICE ASSOCIATES OF AMERICA, INC.
                               IHS REHAB PARTNERSHIP, LTD.
                               LCR, INC.

                                LIVING CENTERS DEVELOPMENT COMPANY
                                LIVING CENTERS LTCP DEVELOPMENT COMPANY
                                LIVING CENTERS OF TEXAS, INC.
                                LIVING CENTERS-EAST, INC.
                                LIVING CENTERS-ROCKY MOUNTAIN, INC.
                                LIVING CENTERS-SOUTHEAST DEVELOPMENT
                                CORPORATION
                                LIVING CENTERS-SOUTHEAST, INC.
                                LONG RIDGE NURSING AND REHABILITATION CENTER,
                                INC.
                                LONGWOOD REHABILITATION CENTER, INC.
                                MARINER HEALTH AT BONIFAY, INC.
                                MARINER HEALTH CARE MANAGEMENT COMPANY
                                MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                                MARINER HEALTH CARE OF DELAND, INC.
                                MARINER HEALTH CARE OF FORT WAYNE, INC.
                                MARINER HEALTH CARE OF GREATER LAUREL, INC.
                                MARINER HEALTH CARE OF INVERNESS, INC.
                                MARINER HEALTH CARE OF LAKE WORTH, INC.
                                MARINER HEALTH CARE OF MACCLENNY, INC.
                                MARINER HEALTH CARE OF METROWEST, INC.
                                MARINER HEALTH CARE OF NASHVILLE, INC.
                                MARINER HEALTH CARE OF NORTH HILLS, INC.
                                MARINER HEALTH CARE OF ORANGE CITY, INC.
                                MARINER HEALTH CARE OF PALM CITY, INC.
                                MARINER HEALTH CARE OF PINELLAS POINT, INC.
                                MARINER HEALTH CARE OF PORT ORANGE, INC.
                                MARINER HEALTH CARE OF SOUTHERN CONNECTICUT,
                                INC.
                                MARINER HEALTH CARE OF TOLEDO, INC.
                                MARINER HEALTH CARE OF TUSKAWILLA, INC.
                                MARINER HEALTH CARE OF WEST HILLS, INC.
                                MARINER HEALTH CENTRAL, INC.
                                MARINER HEALTH HOME CARE, INC.
                                MARINER HEALTH MASSACHUSETTS SHELF
                                CORPORATION
                                MARINER HEALTH OF FLORIDA, INC.
                                MARINER HEALTH OF JACKSONVILLE, INC.
                                MARINER HEALTH OF MARYLAND, INC.
                                MARINER HEALTH OF ORLANDO, INC.

                                  MARINER HEALTH OF PALMETTO, INC.
                                  MARINER HEALTH OF SEMINOLE COUNTY, INC.
                                  MARINER HEALTH OF TAMPA, INC.
                                  MARINER HEALTH PROPERTIES IV, LTD.
                                  MARINER HEALTH RESOURCES, INC.
                                  MARINER PHYSICIAN SERVICES, INC.
                                  MARINER PRACTICE CORPORATION
                                  MARINER SUPPLY SERVICES, INC.
                                  MARINER-REGENCY HEALTH PARTNERS, INC.
                                  MARINERSELECT STAFFING SOLUTIONS, INC.
                                  MEDREHAB OF INDIANA, INC.
                                  MEDREHAB OF LOUISIANA, INC.
                                  MEDREHAB OF MISSOURI, INC.
                                  MEDREHAB, INC.
                                  MED-THERAPY REHABILITATION SERVICES, INC.
                                  MERRIMACK VALLEY NURSING & REHABILITATION
                                  CENTER, INC.
                                  METHUEN NURSING & REHABILITATION CENTER, INC. MHC CONSOLIDATING CORPORATION
                                  MHC FLORIDA HOLDING COMPANY
                                  MHC GULF COAST HOLDING COMPANY
                                  MHC HOLDING COMPANY
                                  MHC ILLINOIS, INC.
                                  MHC MIDAMERICA HOLDING COMPANY
                                  MHC MIDATLANTIC HOLDING COMPANY
                                  MHC NORTHEAST HOLDING COMPANY
                                  MHC RECRUITING COMPANY
                                  MHC REHAB CORP.
                                  MHC ROCKY MOUNTAIN HOLDING COMPANY
                                  MHC TEXAS HOLDING COMPANY, LLC
                                  MHC TRANSPORTATION, INC.
                                  MHC WEST HOLDING COMPANY
                                  MHC/CSI FLORIDA, INC.
                                  MHC/LCA FLORIDA, INC.
                                  MYSTIC NURSING & REHABILITATION CENTER, INC.
                                  NAN-DAN CORP.
                                  NATIONAL HEALTH STRATEGIES, INC.
                                  NATIONAL HERITAGE REALTY, INC.
                                  THE OCEAN PHARMACY, INC.

                                 PARK TERRACE NURSING & REHABILITATION CENTER, INC.
                                 PENDLETON NURSING & REHABILITATION
                                 CENTER, INC.
                                 PHCMI HOLDING COMPANY, LLC
                                 PINNACLE CARE CORPORATION OF HUNTINGTON
                                 PINNACLE CARE CORPORATION OF NASHVILLE
                                 PINNACLE CARE CORPORATION OF WILLIAMS BAY
                                 PINNACLE CARE CORPORATION OF WILMINGTON
                                 PINNACLE CARE MANAGEMENT CORPORATION
                                 PINNACLE PHARMACEUTICAL SERVICES, INC.
                                 PINNACLE REHABILITATION OF MISSOURI, INC.
                                 PINNACLE REHABILITATION, INC.
                                 PRISM CARE CENTERS, INC.
                                 PRISM HEALTH GROUP, INC.
                                 PRISM HOME CARE COMPANY, INC.
                                 PRISM HOME CARE, INC.
                                 PRISM HOME HEALTH SERVICES, INC.
                                 PRISM HOSPITAL VENTURES, INC.
                                 PRISM REHAB SYSTEMS, INC.
                                 PROFESSIONAL RX SYSTEMS, INC.
                                 REGENCY HEALTH CARE CENTER OF SEMINOLE
                                 COUNTY, INC.
                                 REHABILITY HEALTH SERVICES, INC.
                                 RENAISSANCE MENTAL HEALTH CENTER, INC.
                                 SASSAQUIN NURSING & REHABILITATION CENTER, INC. SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP
                                 SUMMIT HOSPITAL OF SOUTHEAST ARIZONA, INC.
                                 SUMMIT HOSPITAL OF SOUTHWEST LOUISIANA, INC.
                                 SUMMIT INSTITUTE FOR PULMONARY MEDICINE AND
                                 REHABILITATION, INC.
                                 SUMMIT INSTITUTE OF AUSTIN, INC.
                                 SUMMIT MEDICAL HOLDINGS, LTD.
                                 SUMMIT MEDICAL MANAGEMENT, INC.
                                 TAMPA MEDICAL ASSOCIATES, INC.
                                 TRI-STATE HEALTH CARE, INC.
                                 WINDWARD HEALTH CARE, INC.

                                 By: /s/ Boyd P. Gentry
                                    -------------------------------------------
                                    Name:  Boyd P. Gentry
                                    Title: Vice President

LENDERS:
                                 Foothill Income Trust, L.P.
                                   by FITGP, LLC, Its General Partner
                                    as a Lender

                                 By:  /s/ Jeff Nikora
                                    -------------------------------------------
                                    Name:  Jeff Nikora
                                    Title: Managing Member

LENDERS:
                                 The Foothill Group, Inc.
                                    as a Lender

                                 By: /s/ Jeff Nikora
                                    -------------------------------------------
                                    Name: Jeff Nikora
                                    Title: EVP

LENDERS:
                                 Gleneagles Trading LLC
                                    as a Lender

                                 By: /s/ Ann E. Morris
                                    -------------------------------------------
                                    Name: Ann E. Morris
                                    Title: Asst. Vice President

LENDERS:
                                 HIGHLAND LOAN FUNDING V, LTD
                                   By Highland Capital Management, L.P.
                                     As Collateral Manager

                                 By: /s/
                                    -------------------------------------------
                                    Title:

LENDERS:

                                 ELF FUNDING TRUST I
                                   By Highland Capital Management, L.P.
                                     As Collateral Manager

                                 By: /s/
                                    -------------------------------------------
                                    Title:

LENDERS:
                                 Highland Legacy Limited
                                   By Highland Capital Management, L.P.
                                     As Collateral Manager

                                 By: /s/
                                    -------------------------------------------
                                    Title:

LENDERS:

                                 CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
                                   By Highland Capital Management, L.P.
                                     As Authorized Representatives of the Board

                                 By: /s/
                                    -------------------------------------------
                                    Title:

LENDERS:

                                 RESTORATION FUNDING CLO, LTD.
                                   By Highland Capital Management, L.P.
                                     As Collateral Manager

                                 By: /s/
                                    -------------------------------------------
                                    Title:

LENDERS:

                                 Residential Funding Corporation
                                   dba GMAC-RFC Health Capital
                                     as a Lender

                                 By: /s/ Jennifer Archibald
                                    -------------------------------------------
                                    Name: Jennifer Archibald
                                    Title: EVP Operations

LENDERS:

                                 Emerald Orchard Limited
                                   as a Lender

                                 By: /s/ Susan K. Strong
                                    -------------------------------------------
                                    Name: Susan K. Strong
                                    Title: Attorney in Fact

LENDERS:
                                 Blue Square Funding Series 3,
                                   By: Deutsche Bank Trust Co. Americas
                                     FKA Bankers Trust Co.
                                       as a Lender

                                 By: /s/ Jennifer Bohannon
                                    -------------------------------------------
                                    Name: Jennifer Bohannon
                                    Title: Assistant Vice President

LENDERS:
                                KZH PAMCO LLC
                                    as a Lender

                                 By: /s/ Susan Lee
                                    -------------------------------------------
                                    Name: Susan Lee
                                    Title: Authorized Agent

LENDERS:
                                 KZH HIGHLAND-2 LLC
                                    as a Lender

                                 By: /s/ Susan Lee
                                    -------------------------------------------
                                    Name: Susan Lee
                                    Title: Authorized Agent

LENDERS:
                                 KZH RIVERSIDE LLC
                                    as a Lender

                                 By: /s/ Susan Lee
                                    -------------------------------------------
                                    Name: Susan Lee
                                    Title: Authorized Agent

LENDERS:
                                 KZH SOLEIL LLC
                                    as a Lender

                                 By: /s/ Susan Lee
                                    -------------------------------------------
                                    Name: Susan Lee
                                    Title: Authorized Agent